UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of February 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-03               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust Agreement, dated as of February 1, 2003 among GS Mortgage Securities Corp., as depositor, ABN AMRO Mortgage Group, Inc., Cendant Mortgage Corporation, and National City Mortgage Co. as servicers, and JPMorgan Chase Bank, as trustee.


     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-1 Mortgage Pass-Through Certificates, Series 2003-1
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 5, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President


                                       -3-

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003


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


                                            GSR MORTGAGE LOAN TRUST 2003-1
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1_1     115,000,000.00    60,352,875.78     6,406,546.66      215,208.30    6,621,754.96     0.00        0.00     53,946,329.12
A1_2     116,895,000.00             0.00             0.00            0.00            0.00     0.00        0.00              0.00
A1_3     330,102,000.00   234,587,429.73    24,901,801.21      844,514.75   25,746,315.96     0.00        0.00    209,685,628.52
A2        62,131,000.00    44,097,812.89     2,836,656.40      166,794.02    3,003,450.42     0.00        0.00     41,261,156.49
B1         6,427,000.00     6,379,322.57         6,994.47       25,668.41       32,662.88     0.00        0.00      6,372,328.10
B2         5,785,000.00     5,742,085.10         6,295.78       23,817.34       30,113.12     0.00        0.00      5,735,789.32
B3         2,571,000.00     2,551,927.53         2,798.00       10,842.35       13,640.35     0.00        0.00      2,549,129.53
B4         1,286,000.00     1,276,460.04         1,399.55        5,423.28        6,822.83     0.00        0.00      1,275,060.49
B5         1,285,000.00     1,275,467.48         1,398.46        5,419.07        6,817.53     0.00        0.00      1,274,069.02
B6         1,287,370.00     1,277,819.92         1,401.04        5,429.06        6,830.10     0.00        0.00      1,276,418.88
R                100.00             0.00             0.00            0.00            0.00     0.00        0.00              0.00
TOTALS   642,769,470.00   357,541,201.04    34,165,291.57    1,303,116.58   35,468,408.15     0.00        0.00    323,375,909.47
X1       561,997,000.00   294,940,305.53             0.00      191,340.71      191,340.71     0.00        0.00    263,631,957.66
X2        62,131,000.00    44,097,812.89             0.00       26,017.71       26,017.71     0.00        0.00     41,261,156.49
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1_1       36229RJF7    524.80761548   55.70910139      1.87137652      57.58047791     469.09851409    A1_1   4.279000 %
A1_2       36229RJG5      0.00000000    0.00000000      0.00000000       0.00000000       0.00000000    A1_2   1.679000 %
A1_3       36229RJH3    710.65134331   75.43668687      2.55834484      77.99503172     635.21465644    A1_3   4.320000 %
A2         36229RJJ9    709.75540213   45.65605575      2.68455393      48.34060968     664.09934638    A2     4.538838 %
B1         36229RJK6    992.58169753    1.08829469      3.99384005       5.08213474     991.49340283    B1     4.828427 %
B2         36229RJL4    992.58169404    1.08829386      4.11708557       5.20537943     991.49340017    B2     4.977427 %
B3         36229RJM2    992.58169195    1.08829249      4.21717231       5.30546480     991.49339946    B3     5.098427 %
B4         36228FMH6    992.58167963    1.08829705      4.21716952       5.30546656     991.49338258    B4     5.098427 %
B5         36228FMJ2    992.58169650    1.08829572      4.21717510       5.30547082     991.49340078    B5     5.098427 %
B6         36228FMK9    992.58171311    1.08829629      4.21717144       5.30546774     991.49341681    B6     5.098427 %
R          36228FML7      0.00000000    0.00000000      0.00000000       0.00000000       0.00000000    R      5.081907 %
TOTALS                  556.25106314   53.15325815      2.02734673      55.18060488     503.09780499
X1         36229RJN0    524.80761557    0.00000000      0.34046571       0.34046571     469.09851416    X1     0.778493 %
X2         36229RJP5    709.75540213    0.00000000      0.41875569       0.41875569     664.09934638    X2     0.708000 %
----------------------------------------------------------------------------------------------------  ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                            Pool 1 Mortgage Loans                                                                 280,261,844.92
                            Pool 2 Mortgage Loans                                                                  43,114,065.50

Sec. 4.01(c)    Available Distribution                                                                             35,685,766.56
                            Principal Distribution Amount                                                             382,179.06
                            Principal Prepayment Amount                                                            33,783,112.51

Sec. 4.01(d)    Prepayments By Group
                            Group 1 Prepayments                                                                    30,956,297.98
                            Group 2 Prepayments                                                                     2,826,814.53

Sec. 4.01(e)    Principal Prepayments
                            Class A1-1                                                                              6,334,507.60
                            Class A1-2                                                                             24,621,790.38
                            Class A1-3                                                                              2,248,370.75
                            Class A2                                                                                2,826,814.53
                            Class B1                                                                                        0.00
                            Class B2                                                                                        0.00
                            Class B3                                                                                        0.00
                            Class B4                                                                                        0.00
                            Class B5                                                                                        0.00
                            Class B6                                                                                        0.00

Sec. 4.01(f)    Interest Payment
                            Class A1-1
                                                   Accrued and Paid for Current Month                                 215,208.30
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class A1-2
                                                   Accrued and Paid for Current Month                                       0.00
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class A1-3
                                                   Accrued and Paid for Current Month                                 844,514.75
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class A2
                                                   Accrued and Paid for Current Month                                 166,794.02
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class X1
                                                   Accrued and Paid for Current Month                                 191,340.71
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class X2
                                                   Accrued and Paid for Current Month                                  26,017.71
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B1
                                                   Accrued and Paid for Current Month                                  25,668.41
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B2
                                                   Accrued and Paid for Current Month                                  23,817.34
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B3
                                                   Accrued and Paid for Current Month                                  10,842.35
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B4
                                                   Accrued and Paid for Current Month                                   5,423.28
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B5
                                                   Accrued and Paid for Current Month                                   5,419.07
                                                   Accrued and Paid from Prior Months                                       0.00
                            Class B6
                                                   Accrued and Paid for Current Month                                   5,429.06

                                                   Accrued and Paid from Prior Months                                       0.00

Sec. 4.01(g)    Trust Fees
                            Servicer Fee Paid                                                                         104,891.07
                            Trustee Fee Paid                                                                              744.88

Sec. 4.01(h)    Monthly Advances
                            Current Period Advances                                                                         0.00
                            Current Period Reimbursed Advances                                                              0.00
                            Aggregate Unreimbursed Advances                                                                 0.00

Sec. 4.01(i)    Administrator Advances
                            Current Period Advances                                                                         0.00
                            Current Period Reimbursed Advances                                                              0.00
                            Aggregate Unreimbursed Advances                                                                 0.00


Sec. 4.01(k)                Number of Outstanding Mortgage Loans                                                             718
                            Balance of Outstanding Mortgage Loans                                                 323,375,910.42

Sec. 4.01(l)                                       Number and Balance of Delinquent Loans
                                                    Group 1
                                                                                             Principal
                                                    Period                Number               Balance              Percentage
                                                   0-29 days                     616          280,085,594.92                 99.94 %
                                                   30-59 days                      0                    0.00                  0.00 %
                                                   60-89 days                      0                    0.00                  0.00 %
                                                   90-119 days                     1              176,250.00                  0.06 %
                                                   120+ days                       0                    0.00                  0.00 %
                                                   Total                     617              280,261,844.92                100.00 %
                                                    Group 2
                                                                                             Principal
                                                    Period                Number               Balance              Percentage
                                                   0-29 days                     101           43,114,065.50                100.00 %
                                                   30-59 days                      0                    0.00                  0.00 %
                                                   60-89 days                      0                    0.00                  0.00 %
                                                   90-119 days                     0                    0.00                  0.00 %
                                                   120+ days                       0                    0.00                  0.00 %
                                                    Total                        101           43,114,065.50                100.00 %
                                                    Group Totals
                                                                                             Principal
                                                    Period                Number               Balance              Percentage
                                                   0-29 days                     717          323,199,660.42                 99.95 %
                                                   30-59 days                      0                    0.00                  0.00 %
                                                   60-89 days                      0                    0.00                  0.00 %
                                                   90-119 days                     1              176,250.00                  0.05 %
                                                   120+days                        0                    0.00                  0.00 %
                                                    Total                        718          323,375,910.42                100.00 %


Sec. 4.01(l)                                       Number and Balance of REO Loans
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %

                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %


Sec. 4.01(l)                                       Number and Balance of Loans in Bankruptcy
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
Sec. 4.01(m)                                       Number and Balance of Loans in Foreclosure
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              0                    0.00                 0.00 %

Sec. 4.01(o)                Aggregate Principal Payment
                                                   Scheduled Principal                                          382,179.06
                                                   Payoffs                                                   33,410,339.40
                                                   Prepayments                                                  372,773.11
                                                   Liquidation Proceeds                                               0.00
                                                   Condemnation Proceeds                                              0.00
                                                   Insurance Proceeds                                                 0.00
                                                   Realized Losses                                                    0.00

                                                   Realized Losses Group 1                                            0.00
                                                   Realized Losses Group 2                                            0.00
                                                   Realized Gains                                                     0.00

Sec. 4.01(p)                Aggregate Amount of Mortgage Loans Repurchased                                            0.00

Sec. 4.01(q)                Aggregate Amount of Shortfall Allocated for Current Period
                                                   Class A1                                                           0.00
                                                   Class A2a                                                          0.00
                                                   Class A2b                                                          0.00
                                                   Class A2c                                                          0.00
                                                   Class X1                                                           0.00
                                                   Class X2                                                           0.00
                                                   Class B1                                                           0.00
                                                   Class B2                                                           0.00
                                                   Class B3                                                           0.00
                                                   Class B4                                                           0.00
                                                   Class B5                                                           0.00
                                                   Class B6                                                           0.00

Sec. 4.01(s) Group I
                            Senior Percentage                                                                  94.660000 %
                            Senior Prepayment Percentage                                                      100.000000 %
                            Subordinate Percentage                                                              5.340000 %
                            Subordinate Prepayment Percentage                                                   0.000000 %

Sec. 4.01(s) Group II
                            Senior Percentage                                                                  95.970000 %
                            Senior Prepayment Percentage                                                      100.000000 %
                            Subordinate Percentage                                                              4.030000 %
                            Subordinate Prepayment Percentage                                                   0.000000 %

Aggregate
                            Beginning Balance                                                               357,541,201.99
                            Ending Balance                                                                  323,375,910.42
                            Net Wac                                                                                5.10310
                            Weighted Average Maturity                                                               348.92
Groups
                            Net Wac Group 1                                                                        5.08191
                            Net Wac Group 2                                                                        5.24684

                            Wam Group 1                                                                             348.97
                            Wam Group 2                                                                             348.64

                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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